UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2012

(Exact name of registrant as specified in its charter)

Ohio	1-11302	34-6542451
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

127 Public Square, Cleveland, Ohio		44114-1306
(Address of principal executive offices)		(Zip Code)

(216) 689-3000

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

8-K—FORM 8-K EARNINGS RELEASE

ITEM 2.02. Results of Operations and Financial Condition
ITEM 7.01. Regulation FD Disclosure
ITEM 9.01. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS:
EX-99.1 (Press Release Dated July 19, 2012)
EX-99.2 (Supplemental Information Package in Connection With Financial Results)
EX-99.3 (Consolidated Balance Sheets and Consolidated Statements of Income)

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition.

Item 7.01 Regulation FD Disclosure.

On July 19, 2012, KeyCorp issued a press release announcing its financial results for the three and six-month periods ended June 30, 2012, (the “Press Release”) and posted on its website its second quarter 2012 Supplemental Information Package (the “Supplemental Information Package”). The Press Release and Supplemental Information Package are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are each incorporated by reference.

The information in the preceding paragraph, as well as Exhibit 99.1 and Exhibit 99.2 referenced therein, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”).

KeyCorp’s Consolidated Balance Sheets and Consolidated Statements of Income (the “Financial Statements”), included as part of the Press Release, are attached as Exhibit 99.3 to this report and incorporated by reference herein. Exhibit 99.3 is “filed” for purposes of Section 18 of the Exchange Act and, therefore, may be incorporated by reference in filings under the Securities Act.

On July 19, 2012, KeyCorp intends to hold a live conference call that will also be available by webcast to facilitate a discussion of its financial condition at June 30, 2012, and its financial results for the three and six-month periods ended June 30, 2012, including the Press Release and the Supplemental Information Package.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished, or filed in the case of Exhibit 99.3, herewith:

99.1	Press Release, dated July 19, 2012, announcing financial results for the three and six-month periods ended June 30, 2012.

99.2	Supplemental Information Package reviewed during the conference call and webcast.

99.3	Financial Statements.

*     *     *

Forward-Looking Statements This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about KeyCorp’s financial condition, results of operations, earnings outlook, asset quality trends and profitability. Forward-looking statements are not historical facts but instead represent management’s current expectations and forecasts regarding future events, many of which, by their nature, are inherently uncertain and outside of KeyCorp’s control. KeyCorp’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Factors that could cause KeyCorp’s actual results to differ materially from those described in the forward-looking statements can be found in KeyCorp’s Annual Report on Form 10-K for the year ended December 31, 2011, and its Quarterly Report on Form 10-Q for the period ended March 31, 2012, each of which have been filed with the Securities and Exchange Commission and are available on our website (www.key.com/ir) and on the Securities and Exchange Commission’s website (www.sec.gov). Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management’s views as of any subsequent date. KeyCorp does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, KeyCorp has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP
(Registrant)

Date: July 19, 2012	By:	/s/ Robert L. Morris
Robert L. Morris
Executive Vice President and
Chief Accounting Officer